Exhibit 10.35

Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10) (iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.

Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.

The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.

TEMPUS

Master Agreement

This Master Agreement (the “Agreement”) is entered into by and between Tempus Labs, Inc., with its principal place of business at 600 West Chicago Ave., Suite 510, Chicago, IL 60654 (on behalf of itself and its affiliates, “Tempus”) and Remix Therapeutics Inc., with its principal place of business at 100 Forge Road, Watertown MA 02472 (“Client”). Tempus and Client are each individually a “Party” and are collectively the “Parties.”

Background

Tempus is a technology company dedicated to advancing precision medicine through its proprietary products and services. Client would like to use Tempus’ technology as further described in this Agreement.

Agreement

In consideration of the mutual promises described below, the Parties agree as follows:

1.
General. During the Term, Tempus shall provide “Services” and “Deliverables,” in accordance with Applicable Law (as defined below), and any Exhibit or fully executed Order Form under this Agreement. Tempus may also grant Client a license to certain “Licensed Data” or “Software,” also to the extent included in an Exhibit or a fully executed “Order Form.” The activities contemplated as of the date of this Agreement are described in the attached Exhibit(s), which may be supplemented by the Parties from time to time in writing. Any changes to the Services or to the assumptions on which they are based (including, but not limited to, changes in an agreed starting date or suspension of Services) may require changes in the budget and/or timelines and shall require a written amendment to an Exhibit or Order Form (each, a “Change Order”). Each Change Order shall detail the changes to the Exhibit or Order Form and shall become effective only upon its execution by both Parties. Both Parties agree to act in good faith and promptly when considering a Change Order requested by the other Party.

2.
Fees. Client agrees to pay Tempus all undisputed fees agreed to in the applicable Exhibit or Order Form. Undisputed invoices under this Agreement are due and payable by Client within [***] of the invoice date. Interest will apply to any undisputed, overdue invoices at a rate of the lesser of (a) [***], and (b) the highest rate permitted by applicable law. Client is responsible for payment of any taxes arising out of or related to this Agreement, except for taxes based on Tempus’s income, or business operations.

3.
Audits; [***]. During the Term of this Agreement, after reasonable notice by Client to Tempus, Tempus will allow Client employees and representatives, during normal business hours and at mutually agreeable times, to: [***]. Any audit or inspection under this Section is limited to once per year without cause and Client will provide at least [***] prior written notice to Tempus. Any audit or inspection carried out in connection with this Agreement is subject to Tempus’s reasonable and applicable policies and requirements, including without limitation security requirements and confidentiality protections. In the event that Tempus receives an inspection notice from an applicable regulatory authority that directly relates to Services provided to Client (“Inspection Notice”), Tempus will: [***]. Client acknowledges that it is Tempus’s obligation to respond to an Inspection Notice directed to Tempus, and that Tempus must respond to the Inspection Notice; provided, however, that [***]. Client agrees to cooperate with all reasonable requests necessary to comply with an Inspection Notice.

4.
Data Verification, Reports, and Records. Tempus shall maintain appropriate reasonably detailed written records of all Services performed under this Agreement necessary to demonstrate Tempus’s compliance with Applicable Laws and as otherwise necessary to comply with the terms of this Agreement (collectively, “Records”) in a secure area reasonably protected from fire, theft and destruction. Tempus will retain Records in accordance with Applicable Laws and its internal policies and procedures. Tempus must provide prior written notice to Client prior to discarding or destroying any Records and Client may request Tempus to store those Records for a longer period of time at Client’s expenses. During the Term of the Agreement and for a period of [***] thereafter or longer as required by law, Records will be made available to Client by Tempus for review [***].

5.	Regulatory Contacts. To the extent legally permissible, Tempus will: [***].

6.	Representations, Warranties and Covenants. Tempus hereby represents, warrants and covenants to Client that:

a.
Authority. Tempus is and will remain duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; the execution and delivery of this Agreement has been authorized by all requisite corporate or organizational action; this Agreement is and will remain a valid and binding obligation of Tempus, enforceable in accordance with its terms; Tempus is under no contractual or other obligation or restriction that conflicts with Tempus’s execution or performance of this Agreement, and will not enter into any agreement, either written or oral, that would conflict with Tempus’s responsibilities under this Agreement; and [***].

b.
Qualifications of Tempus Personnel. Tempus has, and will engage, employees, consultants and/or permitted subcontractors (“Tempus Personnel”) with the proper skill, training and experience to provide the Services. Tempus will be solely responsible for paying Tempus Personnel and providing any employee benefits that they are owed. Before providing Services, Tempus agrees that all Tempus Personnel have agreed in writing, prior to receipt of Confidential Information either as a condition of their employment or in order to obtain the Confidential Information, to obligations similar to the provisions hereof, and (b) written agreements that effectively vest in Tempus any and all rights that such personnel might otherwise have in the Deliverables provided hereunder.

c.
Legal Compliance. In performing the Services and activities under the Agreement, both Parties will comply with all applicable laws,, binding regulatory guidelines, or regulations established by any relevant governmental authority having jurisdiction over the Services, expressly including, to the extent applicable, the U.S. Food, Drug and Cosmetic Act and the regulations promulgated pursuant thereto; ICH GCP Guideline UK SI 2004; 1031 Part 2; GxP (including but not limited to current Good Laboratory Practices, Good Clinical Practices, and Good Manufacturing Practices, as those terms are defined under FDA and ICH guidelines); securities laws and regulations, and those related to data privacy (“Applicable Laws”). Tempus acknowledges that any materials provided by Client to Tempus may be of an experimental nature, and Tempus will comply with all Applicable Laws relating to the handling and use thereof. Tempus will comply with all reasonable and applicable Client guidelines and Client Requirements (as set forth below), such as standard operating procedures, that Client provides in writing to Tempus in advance.

7.
Insurance. During the Term, each Party will maintain the following insurance at its own expense: (i) commercial general liability insurance with limits not less than [***]; and (ii) workers’ compensation insurance at statutory limits [***]. The insurance required above may be maintained through umbrella and/or self-insurance.

8.
Research Use Only. Client agrees that unless otherwise specified in the applicable Exhibit or Order Form, information provided by Tempus under this Agreement is for research use only. Subject to the terms and conditions herein, Client agrees that: (a) Tempus does not recommend, endorse, or make any representation about the efficacy or appropriateness of any therapy, procedure, or treatment described in any report or information made available by Tempus; (b) if reports and information provided by Tempus are reviewed by a treating clinician, that clinician (and not Tempus) is responsible for decisions regarding patient care; and (c) Client is solely responsible for its use of reports and information, including Deliverables, made available by Tempus. All information and reports provided by Tempus are subject to any notes, explanations, limitations, and disclaimers included therein.

9.
Client’s Policies. Client agrees that Client shall comply with such policies, rules, guidelines, and similar requirements, including, where applicable, requirements that govern research subject consent; the collection, processing, transfer, analysis, use, and storage of research subject specimens and data; and laws and regulations that apply to Client or its affiliates (collectively, “Client Requirements”). Client will only provide specimens and data to Tempus to the extent such transfer complies with Client Requirements.

10.	Privacy, Confidentiality, and Intellectual Property.

a.
Privacy. If Client provides Tempus with protected health information (as defined in the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations (“HIPAA”)) (“PHI”) under this Agreement, the Parties will enter into a business associate agreement, which will be deemed incorporated into this Agreement.

b.
Non-disclosure. Any non-public information provided by a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, including specific terms and pricing, is the Disclosing Party’s “Confidential Information.” During the Term and the subsequent [***] period, the Receiving Party will maintain all Confidential Information in confidence and use it only as reasonably necessary to perform its obligations and exercise its rights under this Agreement. Confidential Information excludes information that (i) is publicly available through no fault of the Receiving Party or anyone to whom the Receiving Party made such information available; (ii) was lawfully obtained by the Receiving Party on a non-confidential basis from a third party; (iii) the Receiving Party can conclusively demonstrate was legally in its possession before the Disclosing Party provided it to the Receiving Party; or (iv) was independently developed by the Receiving Party or on its behalf without the use of any information provided to the Receiving Party by the Disclosing Party. In addition and notwithstanding anything to the contrary, any aggregated or otherwise de-identified data stored in Tempus’ technology platform is not Client’s Confidential Information under this Agreement. The Receiving Party acknowledges and agrees that any violation of this Section 10(b) may result in irreparable injury and damage to the Disclosing Party not adequately compensable in money damages, and for which the Disclosing Party may have no adequate remedy at law. The Receiving Party acknowledges and agrees, therefore, that if this Section 10(b) is breached, in addition to any and all other remedies, the Disclosing Party may need to seek to obtain injunctions, orders, or decrees in order to protect the Confidential Information and may be entitled to do so without having to post a bond.

c.
Intellectual Property. Except to the extent expressly stated otherwise, this Agreement does not grant either Party a license to or any right in the other Party’s intellectual property. Without limiting the generality of the foregoing, Tempus reserves all rights in Tempus Materials, during the Term and otherwise. “Tempus Materials” means any data, technology, software, formulas, techniques or know-how and other tangible and intangible items that are owned or created by Tempus without incorporating Client’s Confidential Information. Tempus will be and remain, at all times, the sole owner of the Tempus Materials, including any replacements, improvements, updates, enhancements, derivative works, and other modifications to the same in each case without incorporating Client’s Confidential Information. To the extent explicitly defined as a Deliverable in a fully executed work form, all clinical or other data, documentation, reports, formulations, processes, methods, discoveries, improvements, and derivatives of the foregoing, together with all developments, records, work product (including works-in-process) and information collected, generated, or derived by or on behalf of Tempus (“Client Data”), and any inventions that may evolve from or improvements to any of the Client Data, shall be and remain the exclusive property of Company, and Tempus agrees to assign, and hereby assigns, its rights in all such Client Data, inventions and/or related patents to Client. Licensed Data is never a Deliverable. To the extent any Tempus Materials are incorporated into any Deliverables, Tempus hereby grants to Client a perpetual, revocable, fully paid-up, royalty-free, non-exclusive, worldwide license (with the full right to sublicense directly or indirectly through multiple tiers) to use Tempus Materials that are incorporated into Deliverables, solely as required for Client to use the Deliverables for only their intended purpose.

a.
Client Materials. All documentation, information, and biological, chemical or other materials controlled by Client and furnished to Tempus (the “Client Materials”) for purposes of providing the Services hereunder, all derivatives of Client Materials, and all associated intellectual property rights will remain the exclusive property of Client. If Client provides Tempus with any Client Materials, Tempus will only use the Client Materials solely as necessary in connection with its performance of the Services. Unless otherwise agreed to by the Parties, upon the completion of each Order Form or the expiration or termination of this Agreement, or at the request of Client, Tempus will return or destroy any unused portion of the Client Materials provided by Client in accordance with Client’s instructions and at Client’s expense and subject to the parties’ obligations set forth in this Agreement. Client grants to Tempus a worldwide, royalty-free, non-exclusive license for the Term of this Agreement to use, modify, adapt and copy any such Client Materials as necessary for the performance of Tempus’ obligations in connection with this Agreement.

11.	Indemnification.

a.
Mutual. Each Party will defend, indemnify, and hold harmless the other Party, its board, officers, employees, suppliers, agents, successors, and assigns from and against any costs, losses, damages, liabilities, expenses, demands and judgments, including court costs and attorney fees (collectively, “Losses”) that arise out of a third party claim based on the negligent acts or willful misconduct of the indemnifying Party’s employees or agents that directly cause bodily injury or tangible property damage, if the injury or damage directly arises out of performance of this Agreement.

b.
By Tempus. Tempus will defend, indemnify, and hold Client, its board, officers, employees, suppliers, agents, successors, and assigns harmless from and against any Losses that arise out of a third party claim alleging that the Tempus Materials used in providing the Services or any Software or Deliverable directly infringes a copyright, a U.S. patent issued as of the Effective Date, or any third party trademark, or out of a material breach of its obligations, representations and/or warranties under this Agreement. Tempus’ obligations under this Subsection are Client’s sole and exclusive remedy and Tempus’ sole obligation for any alleged infringement of intellectual property. Tempus does not have any obligations for infringement or misappropriation liability under this Subsection for claims of infringement or misappropriation based upon or arising out of: (i) any Deliverable, Software, or Tempus Materials modified without Tempus’ approval; (ii) the use of any Deliverable, Software, or Tempus Materials in combination with materials not provided by Tempus; or (iii) the use of any Deliverable, Software, or Tempus Materials other than as permitted under this Agreement. Tempus does not have any obligations under this Subsection for Losses that would otherwise be based upon or arise out of the negligence or willful misconduct of, or that would otherwise be indemnified by, Client, its directors, officers, employees, suppliers, agents, successors, and/or assigns.

c.
By Client. Client will defend, indemnify, and hold Tempus, its directors, officers, employees, suppliers, agents, successors, and assigns harmless from and against any Losses that arise out of a third party claim regarding Client’s negligence or willful misconduct in the use of any Software, Licensed Data, or Deliverables, or out of a material breach of its obligations, representations and/or warranties under this Agreement. Client does not have any obligations under this Subsection for Losses that would otherwise be based upon or arise out of the negligence or willful misconduct of, or that would otherwise be indemnified by, Tempus, its directors, officers, employees, suppliers, agents, successors, and/or assigns.

d.
Process. The indemnification obligations in this Section are subject to the “Indemnified Party”: (i) giving prompt notice to the “Indemnifying Party” of the claim for which indemnification is sought; (ii) reasonably cooperating in its defense; and (iii) granting the Indemnifying Party control over its defense and settlement. Any delay in notice will only excuse the Indemnifying Party’s obligations under this Section to the extent its defense of the claim is adversely affected. The Indemnifying Party will not agree to any finding of fault, action, or forbearance by the Indemnified Party without its advance written consent.

12.
Limitations. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE, OR OTHER INDIRECT DAMAGES SUFFERED BY THE OTHER OR ANY OTHER PERSON ARISING FROM OR RELATED TO THIS AGREEMENT OR ANY SERVICES OR ACTIVITIES HEREUNDER, REGARDLESS OF WHETHER THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR THEY WERE OTHERWISE FORESEEABLE. IN ADDITION, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY INDIVIDUAL CLAIM, OR IN THE AGGREGATE FOR ALL CLAIMS, FOR ANY AMOUNT IN EXCESS OF THE GREATER OF THE FEES PAID BY CLIENT TO TEMPUS UNDER THIS AGREEMENT IN THE [***] PRECEDING THE CLAIM OR [***]. THE LIMITATIONS SET FORTH IN THIS SECTION DO NOT APPLY TO EITHER PARTY’S PAYMENT OBLIGATIONS.EACH PARTY DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT.

13.	Term and Termination.

a.
Term. This Agreement is effective as of the Effective Date and will continue for two (2) years (the “Initial Term”). Thereafter, the Agreement will renew for additional, successive one (1) year terms (each, a “Renewal Term”) until terminated in accordance with this Section. The Initial Term with all Renewal Terms, if any, are the “Term”. Sections 2, 4, 5, 9, 10, 11, 12, 13, 14(a), and 14(h) will survive termination of this Agreement for a period of [***].

b.
Termination. Either Party may terminate this Agreement if the other has committed a material breach that is not cured to the reasonable satisfaction of the non-breaching Party within [***] of receipt of written notice from the non-breaching Party. In addition, either Party may terminate this Agreement or any ongoing Order Form(s) at any time by providing at least [***] written notice to the other Party unless otherwise mutually agreed by the Parties. The applicable terms of the Agreement, along with all payment obligations owed to Tempus for Services provided to Client, will survive until the surviving Order Form(s) are completed or terminated.

c.
Regulatory Changes. If either Party (the “Noticing Party”) determines in good faith that a change in applicable law or regulation, or a change in how a current law or regulation is interpreted, (i) makes any part of this Agreement illegal or unenforceable, or (ii) materially changes the economic benefit or cost of performing this Agreement, then the Noticing Party will provide the other Party with a proposed amendment to this Agreement to address such change. The Parties will negotiate such amendment in good faith. If the Parties are unable to reach agreement within [***] of the initial notice, this Agreement will terminate. No liability will accrue to either Party for failure to perform under this Agreement during the period between notice under this Subsection and any amendment to or termination of this Agreement.

14.	Miscellaneous.

a.
Governing Law and Disputes. This Agreement will be governed exclusively by the laws of New York, without regard to its conflict of law principles. The parties consent to exclusive jurisdiction and venue of the federal and state courts in the City of New York, New York. The Parties will use good faith efforts to work together to resolve any disputes related to this Agreement, using mutually escalating discussions as needed.

b.
Force Majeure. Neither Party will be liable for any failure or delay of performance to the extent resulting from a cause outside of its reasonable control, such as natural disaster, strike, fire, pandemic, governmental action, terrorism, or war, but only so long as such cause persists. Once the cause no longer persists, the Parties will resume performance under this Agreement.

c.
Anti-Corruption. Neither Party has received or been offered any illegal or improper payment, bribe, kickback, gift, or other item of value from an employee or agent of the other Party in connection with this Agreement. The Parties intend for their relationship and interactions under this Agreement to comply with the following: (i) the federal anti-kickback statute (42 U.S.C. § 1320a-7b(b)) and the associated safe harbor regulations; and (ii) the limitation on certain physician referrals (Stark Law) (42 U.S.C. § 1395nn). Accordingly, no part of any remuneration provided under this Agreement or any other agreement between the Parties is a prohibited payment in exchange for recommending or arranging for the referral of business or the ordering of items or services, or otherwise intended to induce illegal referrals of business.

d.
Exclusion and Debarment. As of the date of this Agreement and to the best of Tempus’ knowledge, neither Tempus nor any Tempus personnel providing Services under this Agreement: (i) have been the subject of a debarment proceeding under 21 U.S.C. § 335a; or (ii) are excluded from participation in Medicare, Medicaid, or any other federal or state health care program. If (i) or (ii) occur during the Term of this Agreement, the affected Party will promptly notify the other Party, which may immediately terminate this Agreement.

e.
Notice. Notice required under this Agreement will be in writing, delivered to the address for each Party listed above, and clearly identifiable as a legal notice. Client will designate its billing contact and invoice address, and any subsequent changes to such information, by email to billing@Tempus.com.

f.
Binding Effect; Assignment. This Agreement is binding upon, and will inure to the benefit of, the successors and permitted assigns of the Parties. Either Party may assign its rights and responsibilities under this Agreement to any of its affiliates or in connection with a merger, acquisition, corporate reorganization or sale of all or substantially all of its assets to which this Agreement pertains. Any other purported assignment is void.

g.
Subcontracting. [***], Tempus may subcontract certain of its rights and obligations under this Agreement. Any Tempus subcontractor is subject to the terms of this Agreement that would otherwise apply to Tempus, and Tempus is responsible for the acts and omissions of its subcontractor to the same extent as it is responsible for its own acts and omissions.

h.
Use of Name and Marks. Neither Party has the right to make public statements regarding the existence of this Agreement and an accurate description of the Services without the consent of the other Party, including use of the other Party’s logo in a list of clients or suppliers. Neither Party may use the other Party’s name or marks for any other purpose without the other Party’s advance written consent.

i.
Relationship of the Parties. The Parties are independent contractors. This Agreement does not create a partnership, franchise, joint venture, agency, fiduciary, or employment relationship between the Parties.

j.
Entire Agreement; Amendments and Waivers. This Agreement, which includes all Exhibits and fully executed Order Forms and amendments, is the entire understanding between the Parties on its subject matter and supersedes all prior or contemporaneous discussions, representations, and agreements, oral or written, between the Parties. Tempus accepts Client’s purchase orders for convenience only, and the terms of any purchase order do not bind Tempus. There are no third party beneficiaries to this Agreement. If any provision in this Agreement is held invalid or unenforceable, the remainder of the Agreement will remain enforceable to the fullest extent permitted by law, so long as such change does not materially change the cost or benefit of the Agreement to a Party. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the Parties. Failure to enforce any term of this Agreement is not a waiver. The body of this Agreement will supersede the terms of any Exhibit or fully executed Order Form to the extent necessary to address a direct conflict.

k.	Counterparts. This Agreement may be executed in any number of counterparts, each of which is deemed an original and all of which taken together constitute the Agreement.

[Signature Page Follows]

This Agreement is effective as of the later date of signature below (the “Effective Date”).

Remix Therapeutics Inc.		Tempus Labs, Inc.

/s/ Peter Smith		/s/ Ryan Bartolucci

Name:	Peter Smith	Name:	Ryan Bartolucci

Title:	President and CEO	Title:	CAO

Date:	15-Aug-2023	Date:	16-Aug-2023

Amendment to Master Agreement

This Amendment (“Amendment ) is made as of the date of the last signature below (“Amendment Date”) between Remix Therapeutics, Inc. (“Client”) and Tempus AI, Inc. (formerly known as Tempus Labs, Inc.) (“Tempus”, and collectively with Client, the “Parties” and each a “Party”) and amends that certain Master Agreement between the Parties, with the effective date of August 16, 2023 (the “Agreement”).

RECITALS

WHEREAS, the Parties wish to amend the Agreement in order to add additional master terms.

NOW THEREFORE, in consideration of the mutual promises herein, the Parties, intending to be legally bound, hereby agree as follows:

A.
The Parties agree that the content of Attachment A hereto is hereby attached to the Agreement as new Exhibit A and the content of Attachment B hereto is hereby attached to the Agreement as new Exhibit B.

B.	Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following Section 1:

“General. During the Term, Tempus shall provide “Services” and “Deliverables,” in accordance with Applicable Law (as defined below) , and any Exhibit or fully executed Order Form under this Agreement. Tempus may also grant Client a license to certain “Licensed Data” or “Software,” also to the extent included in an Exhibit or a fully executed “Order Form.” The activities contemplated as of the date of this Agreement are described in the attached Exhibit(s), which may be supplemented by the Parties from time to time in writing. Tempus acknowledges that the Materials (as defined below) may be of an experimental nature, and Tempus will comply with all applicable laws, regulations and rules relating to the handling and use thereof. Tempus will comply with all reasonable and applicable Client guidelines, such as standard operating procedures, that Client provides in writing. All documentation, information, and biological, chemical or other materials controlled by Client and furnished to Tempus (the “Materials”), all derivatives of Materials, and all associated intellectual property rights will remain the exclusive property of Client. If Client provides Tempus with any Materials, Tempus will use the Materials solely as necessary in connection with its performance of the Services and agrees that the Materials will not be transferred or distributed to any third person without the prior written permission of Client.

C.	Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3:

“Audits; [***]. During the Term of this Agreement, after reasonable notice by Client to Tempus, Tempus will allow Client employees and representatives, during normal business hours and at mutually agreeable times, to: [***]. Any audit or inspection under this Section is limited to once per year without cause and Client will provide at least [***] prior written notice to Tempus. Any audit or inspection carried out in connection with this Agreement is subject to Tempus’s reasonable and applicable policies and requirements, including without limitation security requirements and confidentiality protections. In the event that Tempus receives an inspection notice from an applicable regulatory authority that directly relates to Services provided to Client (“Inspection Notice”), Tempus will: [***]. Client acknowledges that it is Tempus’s obligation to respond to an Inspection Notice directed to Tempus, and that Tempus must respond to the Inspection Notice; provided, however, that [***]. Client agrees to cooperate with all reasonable requests necessary to comply with an Inspection Notice. [***]”

D.	Section 4 of the Agreement is hereby deleted in its entire and replaced with the following Section 4:

“Data Verification, Reports, and Records. Tempus shall maintain appropriate reasonably detailed written records of all Services performed under this Agreement necessary to demonstrate Tempus’s compliance with Applicable Laws and as otherwise necessary to comply with the terms of this Agreement (collectively, “Records”) in a secure area reasonably protected from fire, theft and destruction. During the Term of the Agreement and for at least a period of [***] thereafter or longer as required by law, Records will be retained by Tempus and made available to Client by Tempus for review [***]. Subject to the foregoing, Tempus will retain Records in accordance with Applicable Laws and its internal policies and procedures. Tempus must provide prior written notice to Client prior to discarding or destroying any Records and Client may request Tempus to store those Records for a longer period of time at Client’s expenses.”

E.	Section 5 of the Agreement is hereby deleted in its entire and replaced with the following Section 5:

“Regulatory Contacts. Tempus and Client will reasonably cooperate with respect to developing and agreeing to a strategy for proactive communications with regulatory authorities regarding the Services provided to Client under this Agreement, and Tempus will use commercially reasonable efforts not to materially deviate from such strategy except to the extent necessary to comply with its legal obligations. Notwithstanding the foregoing, Tempus will maintain ultimate control (in its sole discretion) over the content of regulatory communications regarding Tempus medical devices (including investigational use only devices) and laboratory developed tests. To the extent legally permissible, Tempus will: [***].

F.
Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement will remain in effect as set forth in the Agreement. If this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment will supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purposes of this Amendment.

NOW THEREFORE, the Parties enter into this Amendment by signature of their authorized representatives below.

	Remix Therapeutics Inc.		Tempus AI, Inc.

By:	/s/ Peter Smith	By:	/s/ Ryan Bartolucci
Name:	Peter Smith	Name:	Ryan Bartolucci
Title:	President and CEO	Title:	CAO
Date:	18-Dec-2023	Date:	18-Dec-2023

Attachment A

EXHIBIT A:

LICENSED DATA AND EXPLORE PROGRAM (ANALYTICAL SERVICES)

[***]

Attachment B

EXHIBIT B:

TERMS OF USE FOR TEMPUS SOFTWARE

[***]

AMENDMENT #2 TO MASTER AGREEMENT

This Amendment #2 (“Amendment”) is made as of the date of the last signature below (“Amendment Date”) between Remix Therapeutics, Inc. (“Client”) and Tempus AI, Inc. f/k/a Tempus Labs, Inc. (“Tempus”, and collectively with Client, the “Parties” and each a “Party”) and amends that certain Master Agreement between the Parties, with the effective date of August 16, 2023, as amended by the Amendment dated December 18, 2023 (the “Agreement”).

RECITALS

WHEREAS, the Parties wish to amend the Agreement in order to add additional privacy terms. NOW THEREFORE, in consideration of the mutual conditions and promises set out in this

Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and with effect on and from the date of this Amendment, the Parties agree as follows:

1.
The Parties agree to amend the Agreement so as to incorporate and append Schedule 1 attached to this Amendment as a new annex to the Agreement and both Parties will adhere to and comply with the requirements of Schedule 1 in relation to their processing of Personal Data under the Agreement.

2.
In the event of a conflict or inconsistency between the terms of this Amendment and the Agreement, the terms of the Amendment shall prevail but only to the extent necessary to satisfy the purposes of this Amendment. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement will remain in effect as set forth in the Agreement.

3.
This Amendment shall be governed by and construed in accordance with the governing law provision set out in the Agreement and any dispute shall be governed by the dispute resolution procedure set out in the Agreement.

4.	This Amendment may be executed in counterparts, all of which shall constitute one and the same instrument and delivered via facsimile or other electronic transmission.

[Signature pages follow]

IN WITNESS whereof the Parties hereto have caused this Amendment to be duly executed on the last date of signature below.

SIGNED BY

Name: Heather Wasserman

Role: CBO/COO

Signature: /s/ Heather Wasserman

For and on behalf of
Remix Therapeutics Inc.

SIGNED BY

Name: Ryan Bartolucci

Role: CAO

Signature: /s/ Ryan Bartolucci

For and on behalf of
Tempus AI, Inc.

[Signature page to Amendment]

SCHEDULE 1

Part A: Controller to Processor obligations

[***]

Part B: EU Standard Contractual Clauses

[***]